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Exhibit 10.28

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CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION IN ACCORDANCE WITH RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AGREEMENT
BETWEEN
RISKWISE, L.L.C. AND
US SEARCH.COM INC.

    The Effective Date of this AGREEMENT is March 1, 2001 by and between RiskWise, L.L.C. with offices at 1010 West St. Germain Street, Suite 300, St. Cloud, MN 56301 ("RiskWise") and US SEARCH.com Inc, with a principal place of business at 5401 Beethoven Street, Los Angeles, CA, 90066 ("US Search");

  A.
  RiskWise provides a variety of computer based information, verification, and fraud detection services and products to its customers ("RiskWise Information Services"); and

  B.
  US Search has a need to use a variety of information services in its business processes on its own behalf and on behalf of its clients; and

  C.
  RiskWise is willing to make the RiskWise Information Services available to US Search for use by US Search and clients of US Search under the terms and subject to the conditions set forth herein; and

  D.
  RiskWise and US Search now desire to enter into an agreement ("Agreement") for RiskWise to provide the information services outlined below.

    THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties intend to be legally bound and do hereby agree as follows:

I.  SERVICES TO BE PROVIDED:

  A.  Description of Services.

    During the term of this Agreement, RiskWise will provide a variety of information services, including but not limited to the RiskWise Information Services. The RiskWise Information Services will be provided consistent with Exhibits A, D, and E attached hereto and incorporated by reference. US Search or its client(s) will pass an electronic information file to RiskWise on an as needed basis which may contain ***. Upon receipt of information from US Search, RiskWise will automatically process the information and provide the services that correspond to the RiskWise service request code submitted by US Search. RiskWise will provide US Search with the service request codes associated with the RiskWise Information Services upon execution of this Agreement and will promptly provide US Search with any modifications thereto as may become available from time to time.

  B.  Grant of License.

    RiskWise hereby grants to US Search a non-exclusive license to use the RiskWise Information Services as a merchant protecting against fraud in its internal businesses and to externally market, distribute and sell the Licensed Services (as defined below) to actual and prospective clients of US Search as a stand alone product or in combination with US Search's other products. RiskWise

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acknowledges that US Search may sell such Licensed Services under either the RiskWise product name or a US Search product name, at US Search's discretion. US Search may store, maintain, collect or otherwise use, which may include the creation of an output database, the output data returned to it or its customers pursuant to the Licensed Services for the sole purpose of internal reporting, analysis and answering customer service related questions that may arise from the use of the Licensed Services. US Search is otherwise specifically prohibited from copying, storing, maintaining, collecting, or otherwise using the output data returned to it or its customers pursuant to the Licensed Services for any other purpose. Unless otherwise agreed to in writing by RiskWise, such license is subject to the restrictions contained in this Agreement, including, without limitation, the restrictions in Section II of this Agreement.

    US Search may market, sell and distribute the RiskWise Information Services listed in Exhibit A and enhanced and/or customized derivatives thereof and additions thereto created by RiskWise (the "Licensed Services").

  C.  US Search Responsibilities.

    US Search will have the following primary responsibilities related to this Agreement:

    1)
    ***.

    2)
    ***.

    3)
    Printing or reproduction of any sales collateral materials.

    4)
    Meet monthly with key representatives of RiskWise.

    5)
    Quarterly review of product offering and pricing tiers.

  D.  RiskWise Responsibilities.

    RiskWise will have the following responsibilities related to this Agreement:

    1)
    Product delivery to US Search.

    2)
    Meeting the service level specifications defined by RiskWise and agreed to by US Search as referenced in Exhibit D.

    3)
    Provide sales training, consultative support in the development of sales collateral materials, and sales support as further defined in Exhibit E attached.

    4)
    Meet monthly with key representatives of US Search.

    5)
    Quarterly review of product offering and pricing tiers.

    6)
    RiskWise, at no additional expense to US Search, will use commercially reasonable efforts to acquire and incorporate ***, as identified in the Licensed Services stated in Exhibit A into the products and services available to US Search on or before June 30, 2001.

    7)
    RiskWise, at no additional expense to US Search, will use commercially reasonable efforts to acquire and incorporate *** into the products and services available to US Search on of before June 30, 2001. ***.

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II.  PRODUCT LIMITATIONS.

  A.  Direct Marketing Industry.

    1. Due to RiskWise's obligations arising out of a separate agreement and subsequent litigation with an undisclosed third party (herein "Supplier"), the details of which US Search has not been advised of, US Search and its customers are prohibited from marketing, selling, distributing or licensing any RiskWise Information Services in the Direct Marketing Industry as either noted in Exhibit B or as a result of a Direct Marketing Determination as herein defined.. For purposes of this Agreement, the Direct Marketing Industry means companies that sell a substantial portion of their products or services through catalogs, mail order, print advertisements, circulars, telemarketing and/or television (including by means of infomercials and special programming) permitting direct response from customers via mail, telephone or otherwise. For purposes of this Agreement, the parties agree that each of the companies listed on Exhibit B are companies in the Direct Marketing Industry. The determination of whether any other company is in the Direct Marketing Industry ("Direct Marketing Determination") shall be made if: (a) RiskWise in consultation with Supplier determines if the company meets the Direct Marketing Definition; (b) if the company does fall within the Direct Marketing definition then RiskWise shall request a waiver on US Search's behalf that would allow US Search to continue its marketing and/or sales efforts with the company in question ("Waiver"); (c) RiskWise shall use reasonable efforts to secure the Waiver from Supplier; and (d) If after Supplier considers the request for a Waiver and, still determines that the company is a Direct Marketer then the decision shall be final and binding on US Search and its customers for purposes of this Agreement. RiskWise shall use reasonable efforts to obtain the Direct Marketing Determination within ten (10) business days.

    2. RiskWise will, within three (3) business days of learning that US Search is marketing to a Direct Marketing company not named in Exhibit B, notify US Search that said company is considered a company within the Direct Marketing Industry after promptly getting a Direct Marketing Determination. US Search will cease further marketing efforts with that prospective customer.

    3. US Search acknowledges and agrees that upon thirty (30) days' written notice to US Search, RiskWise is entitled to discontinue the provision of Licensed Services to any customer of US Search that subsequent to the implementation of the Licensed Services, receives a Direct Marketing Determination.

    4. If in US Search's sole discretion this Direct Marketing Industry limitation becomes too restrictive the parties agree that US Search shall have the option to either negotiate a mutually agreeable reduction in the Advance Monthly Minimum payments referred to in Section III herein or cancel this Agreement upon thirty (30) days written notice. For purposes of this section, US Search agrees that the list stated in Exhibit B is not considered restrictive, however, if RiskWise designates a company, other than the companies disclosed on Exhibit B, as a company in the Direct Marketing Industry then US Search may terminate this Agreement upon thirty (30) days written notice to RiskWise.

  B.  Sales to Consumers.

    US Search agrees that it will not, and will prohibit its customers from, selling the RiskWise Information Services directly or indirectly to individual consumers. RiskWise agrees that the RiskWise Information Services may be sold to businesses or in conjunction with a transaction taking place on/in an auction or exchange business setting, or the like, to a consumer who will use the RiskWise Information Services to prevent fraud, or to verify applicant data.

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  C.  Pre-Employment Screening.

    US Search understands and agrees that neither it nor any of its customers will use any of the RiskWise Information Services for pre-employment screening purposes.

  D.  Sales to Resellers.

    US Search understands and agrees that it will not sell any of the RiskWise Information Services to any reseller. A reseller is defined as a customer who, for monetary fees, dues, or on a cooperative nonprofit basis, regularly engages in the practice of creating, assembling, evaluating, or providing information, either directly or as a supplier to others, regarding at least two of the following items, which shall include but not be limited to: a person's social security number, mother's maiden name, current address, prior address, telephone number, birth date, criminal history, history of civil actions, driving records, vehicle information, past employment history, social security information, income level, tax records or history of voter registration. Companies that are considered resellers at the time this Agreement is executed include, for example, ***.

  E.  Product Distribution.

    1. For any customers where RiskWise (or one of its Affiliated Entities) has previously sold and is currently providing one or more specific RiskWise Information Services, the customer will have an opportunity to receive such specific RiskWise Information Services by establishing an account with US Search, at US Search's sole discretion. In these situations, RiskWise will be entitled to receive a payment from US Search equal to the higher of (i) the transaction price then in effect with such customer, or (ii) the transaction price to which it would be entitled hereunder. For purposes of this Agreement, RiskWise Affiliated Entities means Lexis-Nexis, Peoplewise, and The National Fraud Center. RiskWise shall identify such customer to US Search within three business days after it knows that US Search contacted a RiskWise customer. RiskWise will provide documentation corroborating current customer status and the transaction prices in effect for the customer.

    2. Notwithstanding the aforementioned, US Search shall be free to market, sell and/or distribute the Licensed RiskWise Information Services that US Search is licensed to market, distribute or sell, to such a customer, who is not currently receiving such RiskWise Information Services directly from RiskWise or one of its named Affiliates, at such prices as are consistent with Exhibit C attached hereto or as otherwise agreed in writing by the parties.

  F.  Competing Products and Product Development.

    1. Except as set forth below, during the term of this Agreement, US Search agrees not to outsource development of new products and sell those products that are substantially similar in process and compete with the products listed in Exhibit A unless and until US Search has paid the Aggregate Minimum as herein defined below. For purposes of this Agreement, "process" shall mean the overall manner in which an end result is produced. In the event that US Search desires to outsource development of a product or products that are substantially similar in process and would compete with the products listed in Exhibit A, US Search shall present such development opportunity to RiskWise. RiskWise shall have twenty (20) calendar days to elect to assist US Search in developing such a product and present a bid consisting of a scope of work and development fee. If the bid is consistent with the proposed development project and commercially reasonable in price, the parties will then enter into a separate contract that will cover the development of the new product(s). If either (i) RiskWise does not elect to assist in the development of such product or products within the twenty (20) calendar days, or (ii) RiskWise's proposed development fee is not commercially reasonable for a development project of

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the scope proposed, then US Search shall be free to outsource such development projects, provided, however, that US Search shall be required to continue to offer the Licensed Services to its customers. For purposes of the Agreement, RiskWise's proposed development fee will be deemed to be commercially reasonable, unless US Search is able to obtain a competing bid for the services that is ten (10) percent or more lower than RiskWise's proposed fee.

    Notwithstanding the aforementioned, the following provisions shall apply:

    a) US Search shall be free to produce, directly or in concert with others, and/or sell any products that are similar in process and compete with the Licensed Services, if said product(s) is for a company that is defined as a Direct Marketing Industry company or for any other company that US Search is restricted from doing business with under this Agreement.

    b) US Search shall be free to develop and sell products that incorporate foreign/ international data from any and all sources available to it.

  G.  Miscellaneous Restrictions.

    US Search agrees that it will use the RiskWise Information Services in accordance with the following:

    1. US Search may not copy, secure, or claim ownership to any content included in the Licensed Services

    2. US Search agrees that it will enter into a written user agreement with its customers in the form of Exhibit F hereto (or such other form as is approved by RiskWise in advance) before making the RiskWise Information Services available to such customer.

III. FEES AND PRICES.

  A.
  US Search and RiskWise agree to split the net revenues attributable to only the Licensed Services delivered through the US Search processing platforms (Net Revenue) on a *** US Search- *** RiskWise basis. If any customer requests the delivery of a product or service sold directly by RiskWise and/or Lexis-Nexis through the US Search channel, the parties agree to negotiate in good faith an appropriate revenue split with respect to such transaction. For purposes of this section Net Revenue means the revenue received by US Search from its customers on that portion of a sale that relates to the RiskWise Licensed Services. Under no circumstances, except as stated below, will RiskWise's share of the Net Revenue with respect to any specific transaction be below its share of the minimum transaction price set forth on Exhibit C. Net Revenue specifically does not include (i) any refunds or chargebacks; or (ii) revenue share payments that a customer of US Search is entitled on the sale of Licensed Services as long as RiskWise maintains its share of the minimum transaction price.

  B.
  US Search agrees that it will not sell any of the Licensed Services for any amount lower than the minimum transaction prices as shown on Exhibit C, without prior written approval by RiskWise. Such approval will not be unreasonably withheld or delayed. Furthermore, in the event that US Search desires to provide the Licensed Services together with other services ("Bundled Services"), US Search will give reasonable advance notice to RiskWise and the parties agree to negotiate in good faith the appropriate share of the Bundled Services price attributed to the Licensed Services.

  C.
  US Search agrees to pay the advance monthly minimum payment as shown in Exhibit C (herein "Advance Monthly Minimum"). On an ongoing basis, RiskWise agrees to give US

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    Search a credit against RiskWise's future revenue share if the Advance Monthly Minimum payment made in a given month exceeds RiskWise's revenue share for that month. US Search's credit shall be equal to the difference between the Advance Monthly Minimum paid and RiskWise's revenue share for that month. Once US Search recoups its accumulated credit, RiskWise will receive the portion of its revenue share that is greater than the Advance Monthly Minimum for that month, if any. The Advance Monthly Minimum payments shall begin on the Effective Date and shall continue for the term of the Agreement, unless and until the aggregate amount of the transaction revenue actually received by RiskWise from US Search equals or exceeds *** (the "Aggregate Minimum"). For purposes of determining whether the actual transactional revenue has exceeded either the Advance Monthly Minimum or the Aggregate Minimum, as the case may be, transaction fees from both the Licensed Services as well as transaction fees from products that are jointly developed in the future by the parties and sold by US Search, if any, shall be taken into account. In the event either party terminates this Agreement RiskWise shall be entitled to keep any Advance Monthly Minimum payments that had been credited against US Search's future Advance Monthly Minimums but not applied. In the event that this Agreement expires and US Search's total Advance Monthly Minimum payments exceed RiskWise's total revenue share then RiskWise will credit this amount against future services until this credit is recouped. This Agreement will remain in full force and effect under the same terms and conditions until US Search's credit is recouped

  D.
  Concurrent with the execution of this Agreement, US Search agrees to pay to RiskWise *** in advance as compensation for personnel cost, and, to the extent authorized by US Search in advance, airfare, lodging, and meal expenses directly related to RiskWise's support of the US Search sales initiatives and technical integration (the "Advance Payment"). RiskWise shall draw down upon these funds as may be necessary to support US Search in the marketing, distribution and sales of the Licensed Services (the "Support Services"). Exhibit E outlines RiskWise's Support Services obligation during the term of the Agreement. Upon exhausting the Advance Payment, the parties will determine support for the remainder of the Agreement. RiskWise agrees to provide US Search a monthly detailed report of expenditures accounting for the Advance Payment beginning five (5) days after the Effective Date of this Agreement and on the 5th day of each month thereafter. US Search acknowledges that RiskWise has already commenced support services on US Search's behalf, and that as of the date hereof, *** of the Advance Payment has been utilized. As part of RiskWise's initial sales support, RiskWise will provide validation testing with respect to certain records submitted by US Search. US Search will pay RiskWise its revenue share of the minimum transaction price with respect to all records run for validation testing. Such fees may be paid by US Search by drawing against the Advance Payment.

  E.
  US Search will provide a detailed schedule monthly to RiskWise supporting the revenue share payment. Such schedule, together with the revenue share payment, shall be delivered to RiskWise within thirty (30) days after the close of each month. The schedule will at a minimum include US Search's customer name, product sold, price and transaction volume. Failure to make the Minimum Advance Monthly payment when due shall be deemed a material breach of this Agreement. With respect to any products sold by RiskWise or one of its Affiliates and delivered through the US Search channel, RiskWise will remit to US Search, within thirty (30) days after the close of each month, its revenue share payment.

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IV. WARRANTIES AND RESPONSIBILITIES OF THE PARTIES.

  A.
  RiskWise warrants that it will at all times (a) comply with all applicable laws then in effect, while performing the services set forth in this Agreement; (b) obtain all necessary consents and authorizations prior to providing any services; (c) ensure that none of the services will infringe on the proprietary or ownership rights of any party; and (d) maintain the personnel, equipment and data necessary to accomplish the services and provide the products contemplated hereunder; (e) RiskWise is the legal and beneficial holder of all patent, copyright, proprietary and all other rights, titles and interests in or to the RiskWise Information Services, subject to no liens, encumbrances or third-party claims, and RiskWise's grant of rights, including but not limited to the sale of the RiskWise Information Services to US Search and its customers does not violate any Laws or any third-party rights.

  B.
  RiskWise shall use its reasonable efforts to ensure that its information services are provided timely and are current, accurate and complete. Notwithstanding the foregoing, neither RiskWise nor any third party data provider makes any warranties of any type regarding the accuracy of the information services.

  C.
  US Search warrants that it will at all times (a) comply with all applicable laws then in effect, while utilizing Licensed Services; and (b) obtain all necessary consents and authorizations prior to utilizing the Licensed Services.

V.  CHANGES IN LAW.

    If, as a result of any change in applicable law, order or ruling of any judicial or administrative body, or a change in the terms under which information or data is provided to RiskWise by any third party data provider, either party believes in good faith that this Agreement cannot be performed as written without violating applicable law or the requirements of any contract with a third party data provider, the parties agree to negotiate in good faith in an attempt to modify this Agreement to the extent necessary to assure that the parties will be in compliance with the requirements of applicable law or such contract. In addition, without limiting either party's rights under the immediately preceding sentence, in the event that (a) the parties are unable to negotiate a modification to this Agreement pursuant to this paragraph V. or (b) any state or federal agency or any third party data provider asserts that activity by the parties hereto violates applicable law or any such contract respectively, either party shall have the right, following written notice to the other party, to terminate this Agreement immediately, without penalty, financial obligation, or liability of any kind to the other party or any individual, in such cases, each party shall remain liable to the other for payment with respect to all services provided prior to the effective date of such termination.

VI. UPDATES.

  A.
  RiskWise will inform US Search in writing a minimum of sixty (60) days in advance when updates to the Non-FCRA Products become generally available to RiskWise customers. At the same time, RiskWise will notify US Search in writing of any and all changes made to delivery specifications. US Search agrees that it will prepare for, and implement, the RiskWise changes to delivery specifications within one hundred twenty (120) days after written notification of the changes from RiskWise or in a time frame agreed to in writing by RiskWise. RiskWise shall also notify US Search of new products which are generally available to RiskWise customers when such new products generally become available to RiskWise customers. Such products may include, for example, supplemental or enhanced verification/authentication services. Both

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    parties will use reasonable efforts to mutually determine the terms under which the updates or new products will be made available to US Search taking into consideration any contractual or legal factor that may prohibit RiskWise from providing such enhancements or new products to US Search.

  B.
  This Section VI shall have no effect whatsoever on products that shall be customized or otherwise developed for US Search. The parties agree to work together to establish reasonable time frames within which to implement the integration of products customized for US Search.

VII. SERVICE LEVEL.

    RiskWise will adhere to the service levels in the Technical Service and Support Specifications Agreement attached as Exhibit D. In the event US Search believes RiskWise has failed to meet such Technical Service and Support Specifications, it shall give RiskWise written notice of such alleged breach setting forth in sufficient detail the specifics of such alleged breach. RiskWise shall have thirty (30) days to cure such breach. If RiskWise fails to cure such breach within such thirty (30) days period, US Search may terminate this Agreement.

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VIII.  INSURANCE.

    Each party shall at all times during the term of this Agreement maintain general comprehensive liability insurance and personal injury liability insurance (errors and omissions) in aggregate limits of no less than $1,000,000 and automobile and workers compensation insurance, in aggregates required by law, to insure against accidents and negligent acts of such party and its employees, that results in injuries to third parties.

IX.  TERM AND TERMINATION.

  A.
  This Agreement shall be effective as of the date it is signed by both parties and noted in the preamble (herein the "Effective Date") and shall continue for a period of three (3) years (the "Initial Term"). Thereafter, unless terminated in writing by either party at least one hundred and eighty (180) days prior to the end of the Initial Term (or any Renewal Term (as defined below)), this Agreement will continue for successive terms of one year (each such successive term is a "Renewal Term").

  B.
  Either party may terminate this Agreement at any time for breach by the other party upon providing written notice of termination. Each party shall be provided a cure period of thirty (30) days after receipt of written notice of breach, to cure the breach. Breach of this Agreement by either party includes, without limitation, the following circumstances: (a) failure to perform any material obligation hereunder that remains uncured after thirty (30) days prior written notice; (b) the admission in writing of the inability to pay debts generally as they become due or the taking of any corporate action tantamount to such admission; (c) ceasing to do business as a going concern; (d) making any assignment for the benefit of creditors.

  C.
  RiskWise may terminate this Agreement upon thirty (30) days written notice to US Search in the event that US Search undergoes a change of control. For purposes of this section, a change of control with respect to US Search occurs if (i) more than 50% of the total voting power of the outstanding securities of US Search are transferred to another party that is a Competitor (as herein defined below) of RiskWise, in a single, or related series, of transactions; (ii) US Search sells, leases, exchanges or transfers more than 50% of its assets in a single transaction or through a series of related transactions to a Competitor of RiskWise; or (iii) US Search merges or consolidates with another party that is a Competitor of RiskWise, with the effect that the equity holders immediately prior to such merger or consolidation hold less than 50% of the combined voting power of the then outstanding securities of the surviving party of such merger or the party resulting from such consolidation. For the purpose of this Section IX(C) a Competitor shall be defined as a rival business that performs substantially the same services as RiskWise or any of its Affiliates ("Competitor"). A change of control will not be deemed to occur solely as a result of US Search transferring its shares or assets to a newly created entity controlled by the equity holders of US Search immediately prior to such transfer, or if US Search changes its name or forms an Affiliated company controlled, directly or indirectly, by the equity holders of US Search immediately prior to such formation by US Search.

  D.
  US Search may terminate this Agreement upon thirty (30) days written notice to RiskWise in the event that RiskWise undergoes a change of control. For purposes of this section, a change of control with respect to RiskWise occurs if (i) more than 50% of the total voting power of the outstanding securities of RiskWise are transferred to another party that is a Competitor (as herein defined below) of US Search, in a single, or related series, of transactions; (ii) RiskWise sells, leases, exchanges or transfers more than 50% of its assets in a single

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    transaction or through a series of related transactions to a Competitor of US Search; or (iii) RiskWise merges or consolidates with another party that is a Competitor of US Search, with the effect that the equity holders immediately prior to such merger or consolidation hold less than 50% of the combined voting power of the then outstanding securities of the surviving party of such merger or the party resulting from such consolidation. For the purpose of this section IX(D) a Competitor shall be defined as a rival business that performs substantially the same services as US Search or any of its Affiliates ("Competitor"). A change of control will not be deemed to occur solely as a result of RiskWise transferring its shares or assets to a newly created entity or to one of its affiliated entities controlled directly or indirectly by Reed Elsivier PLC, or if RiskWise changes its name or forms an affiliated company controlled, directly or indirectly, by the equity holders of RiskWise immediately prior to such formation by RiskWise.

X.  CONFIDENTIALITY.

  A.
  The term "Confidential Information," as used in this Agreement, shall include all proprietary, business, commercial, customer, or financial information, including but not limited to this Agreement, whether or not it is appropriately marked as "Confidential" or "Proprietary" of RiskWise or its Affiliates or US Search or its Affiliates, now in existence or hereafter created. To the extent allowed under the Law neither party may reveal Confidential Information belonging to the other party to any individual or entity not a party to this Agreement without the express written consent of the non-disclosing party. Upon expiration or termination of this Agreement for any reason, the limited right to use the Confidential Information granted by this Agreement shall immediately terminate, and neither party nor anyone permitted access by that party under this Agreement shall have any further right to use Confidential Information belonging to the other party in any way. Upon the request of US Search, RiskWise agrees to delete from RiskWise's data storage any information provided by US Search, including but not limited to US Search's files, and return or destroy all materials received from US Search. In the event that RiskWise destroys the materials, it will then provide US Search with written notification that the materials were destroyed. Notwithstanding the foregoing, the term "Confidential Information" shall not include any portion of such information that is (a) in or enters the public domain, other than by breach of this Agreement; (b) known to the receiving party at the time of first receipt, or thereafter becomes known to the receiving party without similar restrictions from a source than a party to this Agreement or their respective Affiliates, as evidenced by written records; or (3) developed by the non-disclosing party independent of any disclosure hereunder as evidenced by written records.

  B.
  Furthermore, RiskWise specifically agrees that US Search data and US Search customer data that are furnished under this agreement are deemed to be Confidential Information and shall only be used in accordance with this Agreement and for no other purpose unless specifically agreed to in writing. RiskWise is specifically prohibited from using any US Search Data or US Search customer data or any scores generated under this Agreement for any purpose other than the provision of the RiskWise Information Services to US Search and/or its clients.

  C.
  The parties recognize that remedies at Law may not be sufficient to protect Confidential or Proprietary Information from disclosure, therefore, either party may seek equitable relief or any other remedy allowed by a court of competent jurisdiction.

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XI.  INDEMNIFICATION.

  A.
  Each party agrees to mutually indemnify and hold each respective company, their Affiliates, officers, directors, employees and agents harmless from any and all damages, costs and expenses, including reasonable attorney's fees, (collectively known as "Loss") that may arise from, or may be attributable to errors, omissions or fault of the other party in performing the terms and conditions of this Agreement, except and to the extent that any such Loss arises from, or may be attributable to errors, omissions or fault of the party seeking indemnification, including their Affiliates, officers, directors, employees and agents. Mutual indemnification will survive the termination of the Agreement.

  B.
  RiskWise agrees to indemnify and hold US Search, its Affiliates and clients, harmless from any and all damages, claims, costs and/or expenses, including but not limited to attorney's fees and costs associated with litigation or alternative dispute resolution arising out of or related to any action or proceeding that may ensue against US Search, its Affiliates and/or clients by the Supplier as result of any permitted selling, marketing or distributing the Licensed Services to a company that is designated a Direct Marketing Company after the date hereof or any other damages, claims costs and/or expenses that may arise out of the pending litigation referred to in Section II(A). This provision shall survive the termination or expiration of this Agreement.

XII.  INDEPENDENT CONTRACTOR.

    RiskWise shall perform the services as an independent contractor, and nothing contained in the Agreement or otherwise shall be deemed to create any employment, partnership, or joint venture between RiskWise and US Search. RiskWise acknowledges that Services provided are solely within its control and neither RiskWise nor any of its employees will hold itself out as anything but an independent contractor to US Search.

XIII.  RIGHT TO AUDIT.

    US Search agrees that RiskWise may, from time to time, upon ten (10) business days notice and during reasonable business hours, audit US Search with respect to US Search's uses of the RiskWise Information or other data services provided hereunder to verify compliance with this Agreement, and US Search will reasonably cooperate in such audits. US Search further agrees to cooperate in any audits of the US Search's practices using the RiskWise Information Services. US Search will require that its clients using the information generated by RiskWise will cooperate with any audit of US Search's practices to the extent necessary.

XIV.  FORCE MAJEURE.

    In the event performance by either party under this Agreement is delayed by reason of fire, war, civil disobedience, strike, weather or any other cause beyond that party's reasonable control, such delayed performance shall not be a default under this Agreement.

XV.  GOVERNING LAW.

    This Agreement and the obligations of the parties hereunder, shall be governed and interpreted in accordance with the laws of the state of Delaware in effect from time to time during the term hereof.

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XVI.  FINAL AGREEMENT/AMENDMENT.

    This Agreement is the complete Agreement between the parties and supersedes any prior oral or written agreement concerning the subject matter (including, without limitation, any confidentiality agreement entered into by the parties). If any provision of the Agreement is held invalid or unenforceable, the remaining provisions will remain in effect. The Agreement may not be amended or assigned except in a writing signed by both parties. A waiver by either party of any of the terms and conditions of the Agreement in one or more instances will not constitute a permanent waiver of the terms and conditions.

XVII.  NOTICES.

    Notices provided shall be in writing and sent by certified mail, return receipt requested. Notices to RiskWise will be sent to 1010 West St. Germain Street, Suite 300, St. Cloud, MN 56301, Attention: Gordon O. Meyer. Notices to US Search will be sent to 5401 Beethoven Street, Los Angeles, CA 90066, Attention: Bernard May.

XVIII.  SIGNING FEE.

    RiskWise represents that no fees or any other compensation were paid to any employee of US SEARCH in consideration for entering into this Agreement. In the event that RiskWise offers any sign on fee or any other compensation in consideration for entering into this Agreement, those fees will be paid directly to US SEARCH and not to its employees directly.

XIV.  PUBLICITY AND USE OF NAME.

    The parties will not make public announcements or press releases concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other party.

RISKWISE, L.L.C.	US Search.com Inc.
By: /s/ Gordon O. Meyer	By: /s/ Brent Cohen

Title: President	Title: Chief Executive Officer

Signature:	Signature:

Date:	Date:

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EXHIBIT A—LICENSED SERVICES

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Exhibit B

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EXHIBIT C—PRICES AND FEES

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SALES SUPPORT

Concurrent with the execution of this Agreement, US Search agrees to pay the Advance Payment to RiskWise. RiskWise shall draw down upon these funds as may be necessary to support US Search. Exhibit E outlines RiskWise's sales support obligation during the term of the Agreement. The parties will determine support in subsequent months. US Search is responsible for costs associated with circuits or leased line charges that may be incurred at its end.

PRODUCT DEVELOPMENT

Custom product development (requested by US Search) required of RiskWise would be subject to RiskWise's then existing model development fees. Furthermore, the parties shall separately contract for custom product development projects.

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EXHIBIT D—TECHNICAL SERVICE AND SUPPORT SPECIFICATIONS

As a part of the Agreement between RiskWise, L.L.C. ("RiskWise") and US Search.com Inc., ("US Search"), RiskWise and US Search agree to the following service support amendments.

In consideration of the mutual covenants herein contained, the parties hereby agree as follows:

Section 1. DEFINITIONS

The following definitions apply to the service level text that follows beginning in Section 2.

1.1
Data Services.  The application services described in the Agreement as including, but not limited to Information Services offered to US Search by RiskWise.

1.2
Releases.  Any new version of the Data Services provided by RiskWise and/or any Software Update. Periodic Releases include bug fixes, processing enhancements, and product enhancements.

1.3
Low Priority Incident.  A situation where there is no or little impact on US Search's business operations. Examples of Low Priority incidents include reporting or questions about return data.

1.4
High Priority Incident.  A critical situation/failure caused by the Data Services such that US Search cannot conduct business (i.e., transactions cannot be processed or connections cannot be established to RiskWise servers).

1.5
Support Hours.  Support hours for Low Priority Incidents are normal business hours on the days Monday through Friday, excluding holidays as recognized by RiskWise. Support hours for High Priority Incidents are 24 hours a day, 7 days a week, 365 days a year.

1.6
Platform Support.  Platform Support includes US Search network diagnosis, US Search network repair, US Search network configuration, third party software problem diagnosis, third party software configuration, third party software installation and third party software problem resolution. Platform Support is not provided by RiskWise.

Section 2. SCOPE OF SERVICES

During the Agreement, RiskWise shall render the following services in support of the Data Services provided to US Search.

2.1
RiskWise Contact Information.  RiskWise shall allow US Search to report Data Services problems via telephone, e-mail, and cell phone to seek assistance from RiskWise. US Search and RiskWise agree that e-mail will generally be used for low priority incidents and requests and that telephone and cellular phones will be used for high priority incidents. Refer to Page 10 for contact names, phone numbers, and e-mail addresses to facilitate escalation procedures by RiskWise or US Search.

  US Search should expect that e-mails and telephone calls to RiskWise are generally handled during the course of RiskWise's normal business hours 8:30 a.m. to 5:00 p.m. Central Standard Time for low and high priority incidents. Contact via cell phone can also take place during normal business hours or at any other time for a high priority incident.

2.2
RiskWise Response Terms.  RiskWise shall respond to Low Priority Incidents as quickly as possible within two business days after notification via e-mail or telephone call to RiskWise.

  RiskWise will respond to High Priority Incidents within one hour after speaking with a RiskWise contact person (no voice mail). Further definition of RiskWise's response to these various priorities is listed below.

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  Low Priority Incidents.  RiskWise will respond to US Search within two business days or a mutually agreed upon timeframe by RiskWise and US Search, with the status and timing of the applicable resolution for Low Priority Incidents.

  High Priority Incidents.  RiskWise will immediately begin an investigation to identify the service problem and make every reasonable attempt to provide a resolution or an operational workaround within 4 hours. The 4-hour timeframe is not a guaranteed timeframe and the actual time will be based on the actual circumstances of the incident.

2.3
Incident Report and Communication.  RiskWise will maintain a report containing all incidents opened by US Search. The report will include the priority level, date and time incident was reported by US Search, date and time that RiskWise responded, step(s) taken by RiskWise including status updates to US Search, and date of final resolution.

2.4
System Availability.  RiskWise will guarantee 99.5% system availability as it relates to RiskWise's application and network during any thirty (30) day period. RiskWise will not be responsible for failures that are out of RiskWise's control such as communication circuit outage, natural disasters, etc.

2.5
Response Time.  Average response time (between submission of input and receipt by US Search of output) per transmission submitted should be less than or equal to three (3) seconds, as measured over the total number of transactions sent to RiskWise via a dedicated line or frame relay circuit during any thirty (30) day period.

2.6
Network Support.  In Providing Circuit Setup RisklWise will

Section 3. US SEARCH REQUIREMENTS

3.1
US Search Contact Information.  US Search agrees to designate one primary contact person and a minimum of two alternate contact personnel to communicate with RiskWise regarding support issues. US Search shall provide all contact information to RiskWise and US Search will notify RiskWise of any changes in this information. Contact information shall include full names, phone numbers, and email addresses and shall be sent to RiskWise via email (support@risk-wise.com).

3.2
US Search Notification Terms.  US Search agrees to notify RiskWise of changes to US Search system that may impact the Data Services. US Search shall be solely responsible for such changes that have a negative impact on the Data Services and RiskWise support personnel. US Search agrees to document in writing the nature of the incident with sample accounts, etc. to assist RiskWise in problem resolution.

3.3
Network Support.  US Search in providing circuit set up will establish, pay for, and maintain connection loops between US Search and Circuit Provider (Sprint, AT&T, MCI WorldComm) and with RiskWise's assistance establish, pay for and maintain connection loops between RiskWise and Circuit Provider (Sprint, AT&T, MCI WorldComm).

Technical Support:

A.  During Business Hours (Monday - Friday 8:00 am CST to 5:00pm CST):

  1.
  Help Desk *** or ***—Ask for Help Desk

  2.
  Dedicated Technical Support Line ***.

  3.
  Jon Moog's Direct Line ***.

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  4.
  Greg Neeser's Direct Line ***.

B.  During Off Hours:

  1.
  Dedicated Technical Support Line ***.

  2.
  Jon Moog's Direct Line ***.

  3.
  Greg Neeser's cell phone ***.

C.  Lower Priority Support:

      e-mail Greg Neeser at ***

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Exhibit E—Sales Support

1.
Marketing Materials—RiskWise agrees to provide consultation and feedback in the creation of sales brochures and marketing materials in support of US Searches' marketing of the RiskWise Information Services.

  This will include PowerPoint presentations that define the product offerings and underscore the value to the customer. RiskWise will also consult with US Search in developing product collateral materials in support of the US Search sales organization.

2.
Sales Training—RiskWise agrees to provide sales training to the US Search sales organization in support of sales of the RiskWise Information Services.

  The sales training will be conducted at US Searches offices in Los Angeles, California at a date and time mutually agreeable to the parties. Training of the US Search sales organization will include the following objectives:

    A.
    An understanding of the product offerings.

    B.
    "Walk through" of a typical sales call.

    C.
    Frequently asked questions and answers.

3.
Sales Support—RiskWise agrees to provide sales consultants in support of the US Search sales organization's sales of the RiskWise Information Services.

  Upon seven days advance notice from US Search RiskWise will assign a RiskWise Sales Consultant to the US Search sales organization in support of a presentation of the RiskWise Information Services to a prospective customer.

  During normal business hours the RiskWise sales support team may be reached as identified below.

  During Business Hours (Monday - Friday 8:00 a.m. CST to 5:00 p.m. CST):

  Account Management ***.

    -Sheri Baker

  Sales Consultants ***.

    -Pat Murn and Todd Ampe

  The resources that will provide on-going support to the US Search relationship include:

Gordy Meyer Mark Doman Kevin Fox Pat Murn Greg Neeser Greg Cruze Karen Fuchs	Chris Stoeckel Todd Ampe Sheri Baker Rob Poganski Nancy Deaton Jon Moog Dave Gilmore

  RiskWise reserves the right, without notice, to add or delete any specific resources dedicated to the US Search relationship, provided that the overall level of support is not diminished.

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EXHIBIT F—Sample SubAgreement

AGREEMENT
BETWEEN
RISKWISE, L.L.C. AND

    THIS AGREEMENT is made effective as of            ,      and is by and between RiskWise, L.L.C. with offices at 1010 West St. Germain Street, Suite 300, St. Cloud, MN 56301 ("RiskWise") and            with a principal place of business at            ("Client");

  1.
  RiskWise provides a variety of information services; and

  2.
  Client has a need to use a variety of information services in its business processes; and

  3.
  RiskWise and Client now desire to enter into an agreement ("Agreement") whereunder RiskWise will provide the information services outlined below.

    THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties intend to be legally bound and do hereby agree as follows:

I.  SERVICES TO BE PROVIDED:

A.  Description of Services

    During the term of this Agreement, RiskWise will provide a variety of information services to Client as Client may reasonably request from time to time. Client will pass an electronic information file to RiskWise on an as needed basis which may contain name, address, Social Security Number, phone numbers and other known information which is relevant to RiskWise providing the requested information services. Upon receipt of client information, RiskWise will automatically process the information and provide the services that correspond to the service request code submitted by the Client.

    In providing these information services, RiskWise may utilize the following proprietary products (or other proprietary products that it may develop in the future):

  •

  •

  •

  •

B.  Pricing for RiskWise Services

    RiskWise shall be compensated for providing its services hereunder in accordance with the pricing matrix set forth on Exhibit A attached hereto.

    Client acknowledges responsibility for payment on all records submitted to RiskWise and processed by RiskWise. RiskWise shall invoice Client for all information services on a monthly basis. Client shall pay RiskWise within thirty days of the invoice date.

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II.  CLIENT SUPPORT TO RISKWISE

As part of this Agreement, Client agrees to provide the following support to RiskWise:

  •
  The ability to publicly utilize Client as a reference site and to work with designated contact person within the Client organization that would be authorized to discuss RiskWise's services with potential other users of RiskWise services.

  •
  A testimonial letter (one page) that could be utilized by RiskWise in the marketing of its services.

III. RISKWISE WARRANTY

RiskWise warrants that the services to be performed hereunder shall be performed in accordance with good and acceptable industry practice. RiskWise shall use reasonable efforts to ensure that its information services are provided in an accurate and timely fashion. Notwithstanding the foregoing, neither RiskWise nor any third party data provider makes any warranties of any type regarding the accuracy of the information services.

IV. USES OF DATA

  (a)
  The Client is specifically prohibited from using RiskWise's scores or other data services, in whole or part, as a factor in establishing any consumer's eligibility for credit, insurance, employment purposes, or any other permissible purpose of consumer reports as defined by the FCRA. It is permissible for the Client to use the information to verify prospective customer information, to determine whether to authorize purchases or to request additional information from the prospective customer via telephone, mail or e-mail communication, to confirm or verify the information provided on the prospective customer's order or application. It is expressly forbidden for Client to take "adverse action" as defined by the FCRA on any customer request using information supplied by RiskWise pursuant to this Agreement.

  (b)
  Client represents and warrants that its use and/or disclosure of the RiskWise scores or other data services shall be in accordance with Individual Reference Service Industry Principles (developed by the Individual Reference Services Group ("IRSG")), as such principles currently exist and as they may be modified in the future. Specifically, Client shall ensure that RiskWise scores or other data services are accessed and utilized by Client in a secure and controlled manner, including, but not limited to, data security and limiting data access to personnel that have a legitimate business reason to see such information. In addition, Client agrees that it will limit its use of the RiskWise scores or other data services to fraud prevention and detection, data verification, debtor location and general risk management services.

V.  CHANGES IN LAW

If as a result of any change in applicable law (including the note limitation guidelines or principles issued by the IRSG), order or ruling of any judicial or administrative body, or a change in the terms under which information or data is provided to RiskWise by any third party data provider, RiskWise believes in good faith that this Agreement cannot be performed as written without violating applicable law or the requirements of any contract with a third party data provider, RiskWise may modify this Agreement to the extent necessary to assure that the parties will be in compliance with the requirements of applicable law or such contract. Such modification may include, without limitation, the elimination or substitution of certain data or modification of the pricing schedule to reflect increased

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data acquisition costs. In addition, without limiting RiskWise's rights under the immediately preceding two sentences, in the event that any state or federal agency or any third party asserts that activity by the parties hereto violates applicable law or any such contract, Client agrees that RiskWise shall have the right, following written notice to Client, to terminate this Agreement immediately, without penalty, financial obligation, or liability of any kind to Client or any individual or entity working on behalf of or in concert with Client. In such cases, Client shall remain liable for payment for all services provided prior to the effective date of such termination.

VI. INSURANCE

RiskWise shall at times during the term of this Agreement maintain general comprehensive liability insurance and personal injury liability insurance (errors and omissions) in aggregate limits of no less than $1,000,000 and automobile and workers compensation insurance, in aggregates required by law, to insure against accidents and negligent acts of RiskWise and its employees, that results in injuries to third parties.

VII. TERM AND TERMINATION

This Agreement shall be effective as of            ,      and shall continue for a period of one (1) year (the "Initial Term"). Thereafter, unless terminated in writing by either party at least thirty (30) days prior to the end of the Initial Term (or any Renewal Term (as defined below)), this Agreement will continue for successive terms of one year (each such successive term is a "Renewal Term").

Either party may terminate this Agreement at any time for breach by the other party upon providing written notice of termination. Each party shall be provided a cure period of thirty (30) days, after receipt of written notice of breach, to cure the breach. Breach of this Agreement by either party includes, without limitation, the following circumstances: (a) failure to perform any material obligation hereunder that remains uncured after thirty (30) days prior written notice; (b) the admission in writing of the inability to pay debts generally as they become due or the taking of any corporate action tantamount to such admission; (c) ceasing to do business as a going concern; (d) making any assignment for the benefit of creditors. Notwithstanding the previous sentence, RiskWise may terminate this Agreement at any time, and without further notice, if Client has failed to pay any invoice within 60 days of the date of such invoice. In the event this Agreement is terminated pursuant to this section, Client shall remain liable for payment for all services provided prior to the effective date of such terminate.

VIII.  CONFIDENTIALITY

The term "Confidential Information," as used in this Agreement, shall include all business, commercial, customer, or financial information of RiskWise or its affiliates or Client or its affiliates, now in existence or hereafter created. Neither party may reveal Confidential Information belonging to the other party to any individual or entity not a party to this Agreement without the express written consent of that party. Upon expiration or termination of this Agreement for any reason, with or without cause, the limited right to use the Confidential Information granted by this Agreement shall immediately terminate, and neither party nor anyone permitted access by that party under this Agreement shall have any further right to use Confidential Information belonging to the other party in any way. Upon the request of Client, RiskWise agrees to delete from RiskWise's data storage any information provided by the Client, including but not limited to Client's files, and return or destroy all materials received from Client.

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Notwithstanding the foregoing, the term "Confidential Information" shall not include any portion of such information which either party can establish by clear and convincing evidence to have: (1) become publicly known without breach of this Agreement; or (2) been known by either party without obligation of confidentiality, prior to disclosure of such Confidential Information to the other party; (3) been received in good faith by either party from a third-party source having the right to disclose such information.

IX.  INDEMNIFICATION

Each party agrees to mutually indemnify and hold each respective company, their affiliates, officers, directors, employees and agents harmless from any and all damages, costs and expenses, including reasonable attorney's fees, that may arise from, or may be attributable to errors, omissions or fault of the other party in performing the terms and conditions of this Agreement. Mutual indemnification will survive the termination of the Agreement.

X.  RISKWISE RESPONSIBILITIES

RiskWise shall (a) comply with all applicable laws while performing the services set forth in this Agreement; (b) obtain all necessary consents and authorizations prior to providing services; (c) ensure that none of the services will infringe on the proprietary or ownership rights of any party; and (d) calculate, report, and remit all sales, use and excise, or similar taxes related to its performance of service.

XI.  INDEPENDENT CONTRACTOR

RiskWise shall perform the services as an independent contractor, and nothing contained in the Agreement or otherwise shall be deemed to create any employment, partnership, or joint venture between RiskWise and Client. RiskWise acknowledges that Services provided are solely within its control and neither RiskWise nor any of its employees will hold itself out as anything but an independent contractor to Client.

XII.   RIGHT TO AUDIT

Client agrees that RiskWise may, from time to time, audit Client with respect to Client's uses of RiskWise's scores or other data services provided hereunder to verify compliance with Article IV and Client will reasonably cooperate in such audits. Client agrees to provide RiskWise with monthly reports calculating the amount due RiskWise hereunder and to permit and reasonably cooperate with any audits by RiskWise of such reports. Client further agrees to cooperate in any audits of Client's use of the RiskWise scores or other data services requested by any of RiskWise's third party data providers.

XIII.  DATA RECIPROCITY

  (a)
  Client agrees to contribute its applicant data, the data returned by RiskWise, all confirmed fraudulent and charge-off account information, dialed digit information for all fraud and charge-off accounts and performance data for model refinement, to RiskWise on a monthly basis during the term of this Agreement.

  (b)
  Client agrees to allow RiskWise to use Client-furnished data in the following aspects of RiskWise's business, provided that such use does not conflict with Client's business or Confidential Information. Client agrees that RiskWise can utilize Client data in RiskWise's list screening, order screening and scoring services only. RiskWise specifically agrees that Client's raw data and information furnished will not be provided or returned, in any fashion, to any

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    other RiskWise client. Client information will only be used internally by RiskWise and/or its affiliates for validation, verification, fraud or high-risk detection and scoring.

XIV.   FORCE MAJEURE

In the event performance by RiskWise under this Agreement is delayed by reason of fire, war, civil disobedience, strike, weather or any other cause beyond RiskWise's reasonable control, such delayed performance shall not be a default under this Agreement.

XV.  GOVERNING LAW

This Agreement, and the obligations of the parties hereunder, shall be governed and interpreted in accordance with the laws of the state of Minnesota in effect from time to time during the term hereof.

XVI.   FINAL AGREEMENT/AMENDMENT

This Agreement is the complete Agreement between the parties and supersedes any prior oral or written agreement concerning the subject matter (including, without limitation, any confidentiality agreement entered into by the parties). If any provision of the Agreement is held invalid or unenforceable, the remaining provisions will remain in effect. The Agreement may not be amended or assigned except in a writing signed by both parties. A waiver by either party of any of the terms and conditions of the Agreement in one or more instances will not constitute a permanent waiver of the terms and conditions.

XVII.  NOTICES

Notices provided shall be in writing and sent by certified mail, return receipt requested. Notices to RiskWise will be sent to 1010 West St. Germain Street, Suite 300, St. Cloud, MN 56301, Attention: President. Notices to Client will be sent to            , Attention:            .

RISKWISE, L.L.C.

By:	By:

Title:	Title:

Signature:	Signature:

Date:	Date:

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Exhibit A

Pricing

RISKWISE CLIENT INFORMATION

CONSUMER PRIVACY

RiskWise Supports And Enforces Consumer Privacy. In Order To Support Our
Data Privacy Initiatives, RiskWise Requires The Following Information.

Formal Name of Entity:
Federal ID Number:
Address:
Description of Business:

    Client agrees that it will limit its use of the RiskWise data and services to fraud prevention and detection, data verification, debtor location, and general risk management services.

Client Representative:
Title:
Signature:
Date:

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QuickLinks

Exhibit 10.28
AGREEMENT BETWEEN RISKWISE, L.L.C. AND US SEARCH.COM INC.
EXHIBIT A—LICENSED SERVICES
Exhibit B
EXHIBIT C—PRICES AND FEES
EXHIBIT D—TECHNICAL SERVICE AND SUPPORT SPECIFICATIONS
Exhibit E—Sales Support
EXHIBIT F—Sample SubAgreement AGREEMENT BETWEEN RISKWISE, L.L.C. AND
Exhibit A Pricing RISKWISE CLIENT INFORMATION CONSUMER PRIVACY